Exhibit 10.7

REPUBLIC COMPANIES GROUP, INC.

STOCK PLAN

i

REPUBLIC COMPANIES GROUP, INC.

STOCK PLAN

Article 1. Establishment, Duration and Purpose

1.1 Establishment and Duration. Republic Companies Group, Inc. (the “Company”) hereby establishes the Republic Companies Group, Inc. Stock Plan (the “Plan”) effective as of May 1, 2004, subject to the Plan having been approved by the Company’s shareholders within the time required by Section 422 of the Code. The Plan shall remain in effect until the earliest of (i) the date that no additional Shares are available for issuance under the Plan, (ii) the date that the Plan has been terminated in accordance with Article 11, or (iii) the close of business May 1, 2014.

1.2 Purpose. The purpose of the Plan is to promote the success and enhance the value of the Company and its subsidiaries by linking the personal interests of officers, directors, consultants, insurance and other agents, and key employees to those of the Company’s shareholders, and by providing such individuals with an incentive for outstanding performance that contributes to the Company’s growth and success. The Plan is further intended to provide flexibility to the Company and its subsidiaries in their ability to motivate, attract, and retain the services of officers, directors, consultants, insurance and other agents, and key employees upon whose judgment, interest and special effort the successful conduct of their operations largely is dependent.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock or Restricted Stock Units.

“Award Agreement” means an agreement between the Company and a Participant setting forth the terms and provisions applicable to Awards granted under the Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. References to the Code include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

“Committee” means the Compensation Committee of the Board or any other committee that the Board authorizes to administer the Plan in accordance with the terms set forth herein.

“Common Stock” means the Class B Non-Voting Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof pursuant to Article 4.

“Company” means Republic Companies Group, Inc., a Delaware corporation, and any successor as provided in Article 13.

“Effective Date” means May 1, 2004.

“Fair Market Value” of a Share of the Company’s Common Stock means such value as determined from time to time by the Committee using any reasonable valuation method as determined by the Committee.

“Incentive Stock Option” means a right to purchase Shares upon exercise of an Option granted under Article 6 that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a right to purchase Shares upon exercise of an option granted under Article 6 that is not intended to meet the requirements of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Participant” means a person designated pursuant to Section 5.1 to receive an Award.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock or an Award of Restricted Stock Units is limited pursuant to Section 7.4.

“Restricted Stock” means an Award of Shares, subject to a Period of Restriction, granted to a Participant under Article 7.

“Restricted Stock Unit” means an Award, subject to a Period of Restriction, that is granted to a Participant under Article 7 and is settled either (i) by the delivery of one Share for each Restricted Stock Unit or (ii) in cash in an amount equal to the Fair Market Value of one Share for each Restricted Stock Unit. The Award of a Restricted Stock Unit represents the mere promise of the Company to deliver a Share or the appropriate amount of cash, as applicable, at the end of the Period of Restriction (or such later date as provided by the Award Agreement) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of “property” within the meaning of Section 83 of the Code.

“Sale of the Company” means Sale of the Company as defined in the Investor Rights Agreement among RTXA, Inc. (now known as Republic Companies Group, Inc.) and other parties thereto dated May 9, 2003, as amended.

“Shares” means the shares of Common Stock of the Company.

“Termination” means the (i) termination of employment with or (ii) cessation of performance of services for the Company and its subsidiaries by a Participant, regardless of whether such termination is by the Company or the Participant, for or without cause, with or without good reason, voluntary or mandatory or due to the death, disability or retirement of the Participant.

Article 3. Administration

3.1 The Committee. The Plan shall be administered by a Committee established for such purpose by the Board; provided that if the Board has not established a Committee, the Plan shall be administered by the Board and all references herein to the Committee shall be deemed to refer to the Board.

3.2 Authority of the Committee. Except as limited by law, or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select employees, directors, consultants, insurance and other agents, and key employees of the Company or any of its subsidiaries to become Participants; determine the amounts and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and subject to the provisions of Article 10, amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, Participants, and their estates and beneficiaries.

Article 4. Shares Subject to the Plan

4.1 Number of Shares Available for Grants. Subject to the provisions of this Article 4, the aggregate number of Shares that may be issued to Participants pursuant to Awards granted under the Plan shall not exceed One-Hundred-Twenty-Six Thousand (126,000) Shares. For purposes of Section 422 of the Code, this is also the maximum number of Shares that are available for grants of Incentive Stock Options.

4.2 Lapsed Awards. If any Award is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award shall not count against the aggregate number of Shares that may be issued under the Plan set forth in Section 4.1.

4.3 Adjustments in Authorized Shares. Subject to the provisions of Article 14, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that (i) the number of Shares subject to any Award shall always be a whole number and (ii) if the Award is an Incentive Stock Option and is intended to remain an Incentive Stock Option after the adjustment, the adjustment shall be made consistent with the requirements of Section 424 of the Code.

4.4 Shares Used to Pay Option Price and Withholding Taxes. If, in accordance with the terms of the Plan, a Participant pays the Option Price for an Option or satisfies any tax withholding requirement in connection with any Award by either tendering previously owned Shares or having the Company withhold Shares, then such Shares surrendered to pay the Option Price or used to satisfy such tax withholding requirements shall not count against the aggregate number of Shares that may be issued under the Plan set forth in Section 4.1.

4.5 Other Items Not Included. The following items shall not count against the aggregate number of Shares that may be issued under the Plan set forth in Section 4.1: (i) the payment in cash of dividends or dividend equivalents under any outstanding Award; (ii) any Award that is settled in cash rather than by issuance of Shares; or (iii) Awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become Participants as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any subsidiary.

4.6 Source of Shares. Shares issued under the Plan may be original issue shares, treasury stock or shares purchased in the open market or otherwise, all as determined by the Chief Financial Officer of the Company (or the Chief Financial Officer’s designee) from time to time, unless otherwise determined by the Committee.

Article 5. Participation

5.1 Participation. The Committee shall, in its sole discretion, select individuals to receive Awards from among the officers, directors, consultants, insurance and other agents, and key employees of the Company and its subsidiaries, including persons who have agreed to commence serving in any such capacity within 90 days of the date of an Award.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its sole discretion.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine, including without limitation, conditions or other provisions related to the performance of the Company or the Participant as may be established by the Committee in its sole discretion from time to time. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3 Option Price. The Option Price per Share for each grant of an Option under the Plan shall be determined by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions, including without limitation conditions related to the performance of the Company or the Participant, as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant.

6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent or, if acceptable to the Committee in its sole discretion, in shares of Common Stock either already owned by the Participant or subject to such Option. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8 Termination. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following his Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for Termination. If an Award Agreement permits exercise of an Option following the death of the Participant, the Award Agreement shall provide that such Option shall be exercisable to the extent provided therein by any person that may be empowered to do so under the Participant’s will, or if the Participant fails to make a testamentary disposition of the Option or dies intestate, by the Participant’s executor or other legal representative.

6.9 Nontransferability of Options.

(a)	Incentive Stock Options. No Incentive Stock Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

(b)	Nonqualified Stock Options. Except as otherwise provided in an Award Agreement, no Nonqualified Stock Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Award Agreement, all Nonqualified Stock Options granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

6.10 No Rights. A Participant granted an Option shall have no rights as a shareholder of the Company with respect to the Shares covered by such Option except to the extent that Shares are issued to the Participant upon the due exercise of the Option.

6.11 Additional Provisions for Incentive Stock Options. Notwithstanding any provision herein to the contrary, any Incentive Stock Option granted under the Plan shall be subject to the following additional provisions:

(a)	$100,000 Limit. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or such other limit as may be required by the Code.

(b)	10% Owners. The exercise price for an Incentive Stock Option granted under the Plan to a Participant who owns more than 10% of the voting power of all classes of stock of the Company at the time of such grant shall be not less than 110% of the Fair Market Value of the Common Stock on the date of the grant and the term of such Incentive Stock Option shall not exceed five years from the grant date.

Article 7. Restricted Stock and Restricted Stock Units

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Awards of Restricted Stock or Restricted Stock Units may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its sole discretion.

7.2 Restricted Stock Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in its sole discretion.

7.3 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. During the Participant’s lifetime, all rights with respect to the Restricted Stock or Restricted Stock Units granted to such Participant under the Plan shall be available only to such Participant.

7.4 Other Restrictions. The Committee, in its sole discretion, shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, the passage of time, the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, the occurrence of a designated event and/or restrictions under applicable Federal or state securities laws. The Company shall retain in its possession all certificates representing the Shares of Restricted Stock (along with a stock power executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares) until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction.

7.5 Settlement of Restricted Stock Units. Any Restricted Stock Units that become payable in accordance with the terms and conditions of the applicable Award Agreement shall be settled in cash, Shares, or a combination of cash and Shares as determined by the Committee in its sole discretion or as otherwise provided for under the Award Agreement.

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights (if any) with respect to those Shares. There shall be no voting rights with respect to Restricted Stock Units.

7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may receive regular cash dividends paid with respect to the underlying Shares. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. The Committee, in its sole discretion, may also grant dividend equivalents rights with respect to vested and earned but unpaid Restricted Stock Units as evidenced by the applicable Award Agreement.

7.8 Termination. Each Restricted Stock or Restricted Stock Unit Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares or Restricted Stock Units following his Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with a Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units awarded pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

7.9 Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any Restricted Stock or Restricted Stock Units due under the Plan are to be distributed in case of his death before he receives any or all of such benefit. Unless expressly stated to the contrary, each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, any benefits due a Participant at the time of his death shall be distributed to the Participant’s estate.

Article 8. Deferrals

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 9. Rights of Participants

9.1 Employment and Services. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate any Participant’s employment or other service relationship with the Company or any of its subsidiaries at any time, nor confer upon any Participant any right to continue in the employ or service of the Company and its subsidiaries.

9.2 Participation. No persons shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

9.3 Engaging in Competition With Company. If, following a Participant’s Termination for any reason whatsoever, and during the “Restricted Period” such Participant engages in “Competition” with the Company or any of its subsidiaries, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise, vesting or payment) by such Participant after the “Look-Back Date.” For purposes of this Section,

(a)	“Competition” means:

(i)	in the case of a Participant with a written employment agreement or non-competition agreement with the Company or any of its subsidiaries, a breach by the Participant of any non-competition provision of said employment agreement or said non-competition agreement; or

(ii)	in the case of a Participant without a written employment agreement or non-competition agreement with the Company or any of its subsidiaries, accepting employment with any competitor of, or otherwise engaging in competition with, the Company or any of its subsidiaries.

(b)	“Look-Back Date” means the date that is six months prior to the date of the affected Participant’s Termination.

(c)	“Restricted Period” means the one-year period commencing on the date of Termination.

Article 10. Amendment, Modification and Termination

10.1 Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no such amendment shall increase the number of Shares reserved for issuance under the Plan unless such increase is approved by the shareholders.

10.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

10.3 Acceleration of Award Vesting; Waiver of Restrictions. Notwithstanding any provision of the Plan or any Award Agreement provision to the contrary, the Committee, in its sole discretion, shall have the power at any time to (i) accelerate the vesting of any Award granted under the Plan, including without limitation, acceleration to such a date that would result in said Awards becoming immediately vested, or (ii) waive any restrictions of any Award granted under the Plan; provided, however, that such waiver shall not affect the obligations of the Participant under any other contract with the Company or any of its subsidiaries. Such acceleration or waiver may vary among individual Participants and may vary among Awards held by Participants

Article 11. Withholding and Fractional Shares

11.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including a Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.

11.2 Share Withholding. The Company may cause any tax withholding obligation described in Section 11.1 to be satisfied by the Company withholding Shares having a Fair Market Value on the date the tax is to be determined equal to the amount otherwise to be withheld. In the alternative, the Company may permit Participants to elect to satisfy the tax withholding obligation, in whole or in part, by either (i) having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the amount otherwise to be withheld or (ii) tendering previously acquired Shares having an aggregate Fair Market Value equal to the amount otherwise to be withheld (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender unless such Shares had been acquired by the Participant on the open market). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

11.3 Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to the Plan. The Committee may provide for the elimination of fractions or the settlement of fractional Shares in cash.

Article 12. Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including without limitation reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 13. Successors and Corporate Transactions

13.1 Obligation Binding on Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

13.2 Special Provisions for Corporate Transactions. Notwithstanding any provision herein to the contrary, but except as otherwise specified in a particular Award Agreement, in the event of a Sale of the Company, the Committee in its sole discretion may effect one or more of the following alternatives without the approval of Participants, which may vary among individual Participants and which may vary among Awards held by a Participant: (i) accelerate the time at which outstanding Options may be exercised so that the Options may be exercised in full for a limited period of time on or before a specified date (before or after the Sale of the Company) fixed by the Committee, after which all unexercised Options and all rights of Participants thereunder will terminate; (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by the Participants (irrespective of whether the Options then outstanding are exercisable) as of a date before or after the Sale of the Company, specified by the Committee, in which event the Committee will cancel the Options and the Company will pay to each Participant a per Share cash amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Option over the applicable Option Price; (iii) with the agreement of the successor corporation (or an affiliate of the successor corporation), outstanding Options will be assumed or equivalent options or rights will be substituted by the successor corporation (or an affiliate of the successor corporation) for the outstanding Options; (iv) accelerate the vesting of any outstanding Awards of Restricted Stock or Restricted Stock Units; (v) consider any restricted periods or restrictions on outstanding Shares of Restricted Stock or Restricted Stock Units to have lapsed; or (vi) make any other adjustments to outstanding Awards as the Committee deems appropriate to reflect the Sale of the Company (provided, however, that the Committee may determine that no adjustment is appropriate).

Article 14. Legal Construction

14.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

14.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.4 Governing Law. To the extent not governed by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

14.5 Jurisdiction. To the maximum extent permitted by law, the Company and each Participant hereby irrevocably agree that any legal action or proceeding arising out of or relating to the Plan or any agreements or transactions contemplated hereby may be brought in the courts of the State of Texas or of the United States of America for the Northern District of Texas and hereby expressly submit to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waive any claim of improper venue and any claim that such courts are an inconvenient forum. To the maximum extent permitted by law, the Company and each Participant hereby irrevocably consent to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in the Company’s records, such service to become effective six (6) days after such mailing.

REPUBLIC STOCK PLAN

STOCK OPTION AWARD AGREEMENT

GRANTED TO	GRANT DATE	EXPIRATION DATE	NUMBER OF SHARES	OPTION PRICE PER SHARE	SOCIAL SECURITY NUMBER

This Stock Option Award Agreement, including all Exhibits hereto (the “Agreement”), is made between Republic Companies Group, Inc., a Delaware corporation (the “Company”), and you, an officer, director, consultant, insurance or other agent, or key employee of the Company or a subsidiary of the Company.

The Company sponsors the Republic Stock Plan (the “Plan”). A copy of the Plan is attached as Exhibit A. The terms and provisions of the Plan are incorporated herein by reference. When used herein, the terms defined in the Plan have the meanings given to them in the Plan; the word “or” means “and/or”; and the word “including” or its derivatives means “including without limitation.”

In recognition of the value of your contributions to the Company, you and the Company mutually covenant and agree as follows:

1.	Subject to the terms and conditions of the Plan and this Agreement, the Company grants to you the Option to purchase from the Company the above-stated number of shares of the Class B Non-Voting Common Stock of the Company (the “Shares”) at the Option Price per Share stated above. This Option is intended to be a Nonqualified Stock Option [Incentive Stock Option]. By signing this Agreement you acknowledge having read the Plan and agree to be bound by all of the terms and conditions of the Plan and this Agreement.

2.	This Option vests as described on Exhibit B attached hereto and incorporated herein by reference. No unvested portion of the Option may be exercised. The vested portion of the Option is exercisable only upon the earliest to occur of your Termination or the Sale of the Company. (As stated in Exhibit B, you forfeit all rights to any unvested Options immediately upon your Termination.) The manner of exercising the Option and the method for paying the applicable Option Price shall be as set forth in the Plan. Any applicable withholding taxes must also be paid by you in accordance with the Plan. Shares issued upon exercise of the Option shall be issued solely in your name.

3.	In the event of your Termination, for any reason, including death, disability, termination by the Company or your resignation, your right to exercise your Option shall expire on the earlier of the Expiration Date stated above or the date which is 90 days following the date of your Termination.

In addition to and notwithstanding the foregoing, no Option may be exercised more than 30 days after the Sale of the Company.

If the Option is exercisable following your death, the Option shall be exercisable by such person empowered to do so under your will, or if you fail to make a testamentary disposition of the Option or shall have died intestate, by your executor or other legal representative.

4.	You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by the Company and, if requested by the Company, you shall execute a supplement for purposes of making you a party to the Investor Rights Agreement among RTXA, Inc. (now known as Republic Companies Group, Inc.) and other parties thereto dated May 9, 2003 (as amended, the “Investor Rights Agreement”), as conditions precedent to your exercise of the Option pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that you will (i) not distribute or resell in violation of the Securities Act of 1933, as amended, any of the Shares acquired upon your exercise of the Option, (ii) indemnify and hold the Company harmless against all liability for any such violation and (iii) accept all liability for any such violation. You agree that you will not distribute or resell such Shares until the Company, in its sole discretion, determines that such Shares may be transferred and notifies you of such determination. You further agree not to convert any of such Shares into shares of the Company’s Class A Voting Common Stock.

5.	Transfer Restrictions.

(a) You shall not sell, assign, convey, donate, transfer or otherwise dispose of, or contract to do any of the foregoing (collectively, “Transfer”), any and all Shares acquired upon your exercise of the Option without the prior written approval of the Company, except that you may Transfer all or any portion of such Shares to any of your spouse, your children, the spouse of your children, your grandchildren or your parent, or any trust created for the benefit of any of the foregoing (each a “Permitted Transferee”), if and only if, in each case (A) you retain exclusive control of, and continue to exercise, all voting and consent rights with respect to any such Shares Transferred to a Permitted Transferee pursuant to a proxy in form reasonably satisfactory to the Board of Directors of the Company, or as trustee of any trust to which such Shares are Transferred, (B) any trust to which such Shares are transferred does not require or permit distribution of such Shares during the term of the Investor Rights Agreement and (C) the Permitted Transferee agrees in writing to be bound by the provisions of the Investor Rights

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Agreement (if requested by the Company) and this Agreement; provided, that you shall (i) provide prior written notice to the Company of such proposed Transfer (ii) if requested by the Board, provide an opinion of counsel, in form and substance reasonably satisfactory to the Board, that such Transfer will not require registration of any such Company Securities under the Securities Act and (iii) cooperate with the Company (and the Company shall cooperate with such Stockholder) to make any Form A filings and other insurance regulatory filings as may be required in connection with such Transfer.

(b) Upon any Involuntary Transfer (as defined below) of any of such Shares, you (or your personal representative, if applicable) shall promptly, but in any event within thirty (30) days after such Involuntary Transfer, give written notice to the Company, with a copy to the Person to whom the Transfer was made (the “Involuntary Transferee”), stating that the Involuntary Transfer occurred, the reason therefor, the date of the Involuntary Transfer, the name and address of the Involuntary Transferee and the type and amount of Shares acquired by such Person. Upon receipt of such written notice by the Company, the Company shall have the option, for a period of 180 days after receipt of such notice, to purchase all, but not less than all, of the Shares subject to the Involuntary Transfer at a price equal to the Fair Market Value of such shares as of the date of the Involuntary Transfer.

“Involuntary Transfer” means any sale, assignment, conveyance, donation, transfer or other disposition of, or contract to do any of the foregoing (collectively, “Transfer”), proceeding or action (other than a forfeiture in accordance with the vesting provisions hereof or a Transfer pursuant to Paragraphs 5(a), 6 or 7 of this Agreement) by or in which you shall be deprived or divested of any right, title or interest in or to such Shares, including any seizure under levy of attachment or execution, any Transfer in connection with a foreclosure upon a pledge, any Transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the Federal Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor-in-possession, trustee in bankruptcy or receiver or other officer or agency, any Transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, any Transfer pursuant to a separation agreement or divorce, equitable or community or marital property distribution, judicial decree or other court order relating to the division or partition of property between spouses or any Transfer, in case of your death, by will or by the laws of intestate succession to your executors, administrators, testamentary trustees, legatees or beneficiaries.

(c) If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void, and the Company shall refuse to record such purported Transfer and shall not recognize any purported transferee as a stockholder for any purpose.

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6.	In connection with an Approved Sale (as defined below) of the Company, you shall (i) consent to, vote for and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale is arranged, (ii) waive any dissenters’ or appraisal rights and all other rights with respect to the Approved Sale under the Delaware General Corporation Law and (iii) agree to sell all Shares acquired upon exercise of the Option on the terms and conditions thereof. You shall take all reasonably necessary and desirable actions in connection with the consummation of any Approved Sale, including the execution of such agreements and instruments and other actions reasonably necessary to (A) provide such representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale as are customary in transactions of a similar nature and (B) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

“Approved Sale” means a Sale of the Company (a) approved by any two of Banc of America Capital Investors SBIC I, L.P., Greenhill Capital Partners, L.P. (or an affiliate thereof as designated by the holders of a majority of the common stock held by it and its affiliates) or Brazos Equity Fund 2000, L.P. (collectively the “Sponsors”) and (b) pursuant to which any independent third party or affiliated group of independent third parties proposes to acquire, in one or more related transactions, (i) at least 80% of the common stock of the Company (whether by merger, consolidation, share exchange or other Transfer of the Company’s capital stock) or (ii) all or substantially all of the Company’s assets.

7.	Repurchase Rights.

(a) For a period (the “Call Period”) of one hundred eighty (180) days immediately following the date on which your employment with the Company or any of its Subsidiaries is terminated, the Company shall have the right, but not the obligation, to purchase from you, and upon the exercise of such right by the Company, you shall be obligated to sell to the Company all Shares acquired upon exercise of the Option on the following terms:

(i) if Cause (as defined below) existed for your Termination, the purchase price shall be equal to $0.01 per share (as adjusted for any stock split, stock dividend or equivalent transaction); or

(ii) in the event of any Termination for any reason other than as set forth in clause (i) above (including death or disability), the purchase price shall be the Fair Market Value of such Shares as of the date of your Termination.

For purposes of this Agreement, “Cause” shall be defined as that term is defined in your offer letter or other applicable employment agreement with the Company or its subsidiaries. If there is no such definition or you

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do not have an offer, employment or other contract with the Company or its subsidiaries which defines the term, Cause means your (i) conviction for, or plea of nolo contendere to, a felony or a crime involving moral turpitude, (ii) commission of an act, injurious to the Company, or of personal dishonesty or fraud in connection with your service for the Company as determined by the Board, (iii) commission of an act which the Board finds to have involved your willful misconduct or gross negligence in the conduct of your duties for the Company, (iv) habitual absenteeism, chronic alcoholism or any other form of addiction which adversely affects your ability to perform your duties and obligations for the Company or any of its subsidiaries, or (v) breach, after reasonable notice and opportunity to cure, of any material provision of any agreement with the Company or its subsidiaries to which you or your employer is a party or of any written employment or other policy of the Company or its subsidiaries.

(b) The Company may exercise such right by delivering to you a written notice to such effect (the “Call Notice”) or, if applicable, to your personal or succession representative, as the case may be, prior to the expiration of the Call Period.

(c) The closing for the repurchase of such Shares under this Paragraph 7 shall take place on such date as determined by the Board, but no later than sixty (60) business days after the delivery of the Call Notice. The closing of such repurchase shall take place at the principal place of business of the Company at 10:00 a.m., local time, or at such other place and time as the parties to such repurchase may mutually agree in writing. At the closing:

(i) you shall execute and deliver to the Company such documents, certificates and other papers as the Company may reasonably require to effect the transfer and conveyance by assignment of absolute title to the Company of such Shares free and clear of all liens (other than restrictions imposed pursuant to applicable federal and state securities laws, hereby and by the Investor Rights Agreement, to the extent such restrictions do not relate to any breach or default by you thereunder) of all Persons whomsoever and such party shall so represent and warrant;

(ii) the Company shall purchase such Shares and pay the applicable purchase price therefor; and

(iii) both you and the Company shall covenant to execute all such documents and take all such further action as may be necessary to effect the provisions of, and transactions described in and contemplated by, the applicable provisions of this Paragraph.

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8.	By executing and returning the Beneficiary Designation Form attached as Exhibit C, you may designate a beneficiary to receive any Shares acquired upon exercise of the Option in the event of your death while in service with the Company or its subsidiaries. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate.

9.	The existence of this Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Company common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.	Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, fax or mail to such address and directed to such person(s) as the Committee may select from time to time and to you, at your address as shown on the records of the Company from time to time, or at such other address as you, by notice to the Committee, may designate in writing from time to time.

11.	Regardless of any action the Company, its subsidiaries or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that the Company and/or your employer (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends and (ii) does not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. In this regard, you authorize the Company to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company or from proceeds of the sale of the Shares. Alternatively, or in addition, to the extent permissible under applicable law, the Company may (i) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (ii) withhold in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, you shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the

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means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph 11.

12.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

13.	The Agreement may be modified only by written agreement between you, your beneficiaries or other legal representatives, as applicable, and the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand and seal, all effective as of the Grant Date stated above.

REPUBLIC COMPANIES GROUP, INC.	OPTION HOLDER

By:	By:

Name:	Name:

Title:

[SEAL]

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Exhibit B

Republic Companies Group, Inc.

REPUBLIC STOCK PLAN

Vesting of Stock Options

(a) Vesting Schedule. The Option shall become vested in five annual installments if you continue to perform services for the Company and its subsidiaries through each of the vesting dates as follows:

Vesting Date	Number of Options that become Vested
1st anniversary of award	one-fifth (1/5) of Shares covered by Option
2nd anniversary of award	one-fifth (1/5) of Shares covered by Option
3rd anniversary of award	one-fifth (1/5) of Shares covered by Option
4th anniversary of award	one-fifth (1/5) of Shares covered by Option
5th anniversary of award	one-fifth (1/5) of Shares covered by Option

Notwithstanding the foregoing provisions of this Agreement, the Option shall become 100% vested upon a Sale of the Company if and only if the Investors receive cash payments (whether pursuant to dividends, sale proceeds or otherwise) sufficient to realize an Investor Return of at least 30%. For purposes of this Paragraph, “Investor Return” as of the date of a Sale of the Company means the annual compounded pre-tax internal rate of return on the aggregate amount of funds invested by the Investors in debt and equity securities or instruments of the Company and its subsidiaries through the date of determination, assuming vesting and exercise of all options outstanding as of such date (after giving effect to different dates of investment, if any, and after giving effect to any dilution of such securities or instruments arising in connection with such Sale of the Company).

(b) Termination Prior to Full Vesting. If your Termination occurs prior to any of the above vesting date(s) for any reason, including death, disability, termination by the Company or your resignation, then all unvested Options shall be immediately forfeited as of the date of your Termination.

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Exhibit C

Republic Companies Group, Inc.

REPUBLIC STOCK PLAN

Beneficiary Designation Form

Please complete this form to designate a beneficiary or beneficiaries or change your current beneficiary designation for Shares of Restricted Stock acquired upon exercise of the Option awarded to you under the Republic Stock Plan (the “Plan”). Completed forms should be returned to Michael E. Ditto, Corporate Secretary.

*******************************************************************************

With respect to the Shares of Restricted Stock acquired upon exercise of the Option awarded to me under the Plan, I hereby designate the following person(s) or entity(ies) as my beneficiary(ies) to receive such Shares in the event of my death while in service with Republic Companies Group, Inc. or its subsidiaries.

If my beneficiary(ies) named below predeceases me, any such payment will be made to my estate.

Name and Address of Beneficiary(ies)	Social Security #	Relationship to Participant

I understand that I may change this designation at any time by executing a new form and delivering it to Michael E. Ditto, Corporate Secretary, or his predecessor in office. This designation supercedes any prior beneficiary designation made by me under the Plan with respect to Shares of Restricted Stock acquired upon exercise of the Option awarded to me under the Plan and will be effective on the date received by the Company as indicated below.

Date:
Participant’s Signature

Participant’s Printed Name

Received on this              day of                                 , 20            .

By:

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REPUBLIC STOCK PLAN

SENIOR EXECUTIVE RESTRICTED STOCK AWARD AGREEMENT

GRANTED TO	GRANT DATE	NUMBER OF SHARES	FAIR MARKET VALUE PER SHARE	SOCIAL SECURITY NUMBER

This Senior Executive Restricted Stock Award Agreement, including all Exhibits hereto (the “Agreement”), is made between Republic Companies Group, Inc., a Delaware corporation (the “Company”), and you, an officer, director, consultant, insurance or other agent, or key employee of the Company or a subsidiary of the Company.

The Company sponsors the Republic Stock Plan (the “Plan”). A copy of the Plan is attached as Exhibit A. The terms and provisions of the Plan are incorporated herein by reference. When used herein, the terms defined in the Plan have the meanings given to them in the Plan; the word “or” means “and/or”; and the word “including” or its derivatives means “including without limitation.”

The Shares of Restricted Stock covered by this Agreement are being awarded to you subject to the following terms and provisions:

1.	Subject to the terms and conditions of the Plan and this Agreement, the Company awards to you the number of Shares of Restricted Stock shown above.

2.	You acknowledge having read and agree to be bound by all the terms and conditions of the Plan and this Agreement.

3.	The Shares of Restricted Stock covered by this Award become vested in the amounts and on the dates shown on the attached Exhibit B. The certificates for the Shares shall be held by the Company until the Shares are both 100% vested and the Company, in its sole discretion, decides that the Shares are transferable.

4.	You shall have the right to receive Board-declared dividends in cash on the Shares prior to their vesting.

5.

You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by the Company, and, if requested by the Company, you shall execute a supplement for purposes of making you a party to the Investor Rights Agreement among RTXA, Inc. (now known as Republic Companies Group, Inc.) and other parties thereto dated May 9, 2003 (as amended, the “Investor Rights Agreement”), as conditions precedent to the release of any

Shares pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that you will (i) not distribute or resell any of said Shares in violation of the Securities Act of 1933, as amended, (ii) indemnify and hold the Company harmless against all liability for any such violation and (iii) accept all liability for any such violation. You further agree that you will not distribute or resell any Shares granted to you under this Agreement until the Company, in its sole discretion, determines that such Shares may be transferred and notifies you of such determination. You further agree not to convert any of the Shares granted to you under this Agreement into shares of the Company’s Class A Voting Common Stock.

6.	Transfer Restrictions.

(a) You shall not sell, assign, convey, donate, transfer or otherwise dispose of, or contract to do any of the foregoing (collectively, “Transfer”), any Shares acquired under this Agreement without the prior written approval of the Company, except that you may Transfer all or any portion of your vested Shares to any of your spouse, your children, the spouse of your children, your grandchildren or your parent, or any trust created for the benefit of any of the foregoing (each a “Permitted Transferee”), if and only if, in each case (A) you retain exclusive control of, and continue to exercise, all voting and consent rights with respect to any such Shares Transferred to a Permitted Transferee pursuant to a proxy in form reasonably satisfactory to the Board of Directors of the Company, or as trustee of any trust to which such Shares are Transferred, (B) any trust to which such Shares are transferred does not require or permit distribution of such Shares during the term of the Investor Rights Agreement and (C) the Permitted Transferee agrees in writing to be bound by the provisions of the Investor Rights Agreement (if requested by the Company) and this Agreement; provided, that you shall (i) provide prior written notice to the Company of such proposed Transfer (ii) if requested by the Board, provide an opinion of counsel, in form and substance reasonably satisfactory to the Board, that such Transfer will not require registration of any such Company Securities under the Securities Act and (iii) cooperate with the Company (and the Company shall cooperate with such Stockholder) to make any Form A filings and other insurance regulatory filings as may be required in connection with such Transfer.

(b) Upon any Involuntary Transfer (as defined below) of any of your Shares, you (or your personal representative, if applicable) shall promptly, but in any event within thirty (30) days after such Involuntary Transfer, give written notice to the Company, with a copy to the Person to whom the Transfer was made (the “Involuntary Transferee”), stating that the Involuntary Transfer occurred, the reason therefor, the date of the Involuntary Transfer, the name and address of the Involuntary Transferee and the type and amount of Shares acquired by such Person. Upon receipt of such written notice by the Company, the Company shall have the option, for a period of 180 days after receipt of such notice, to purchase all, but not less than all, of the Shares subject to the Involuntary Transfer at a price equal to the Fair Market Value of such shares as of the date of the Involuntary Transfer.

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“Involuntary Transfer” means any sale, assignment, conveyance, donation, transfer or other disposition of, or contract to do any of the foregoing (collectively, “Transfer”), proceeding or action (other than a forfeiture in accordance with the vesting provisions hereof or a Transfer pursuant to Paragraphs 6(a), 7 or 8 of this Agreement) by or in which you shall be deprived or divested of any right, title or interest in or to your Shares, including any seizure under levy of attachment or execution, any Transfer in connection with a foreclosure upon a pledge, any Transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the Federal Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor-in-possession, trustee in bankruptcy or receiver or other officer or agency, any Transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, any Transfer pursuant to a separation agreement or divorce, equitable or community or marital property distribution, judicial decree or other court order relating to the division or partition of property between spouses or any Transfer, in case of your death, by will or by the laws of intestate succession to your executors, administrators, testamentary trustees, legatees or beneficiaries.

(c) If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void and the Company shall refuse to record such purported Transfer and shall not recognize any purported transferee as a stockholder for any purpose.

7.	In connection with an Approved Sale (as defined below) of the Company, you shall (i) consent to, vote for and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale is arranged, (ii) waive any dissenters’ or appraisal rights and all other rights with respect to the Approved Sale under the Delaware General Corporation Law and (iii) agree to sell all of your vested Shares on the terms and conditions thereof. You shall take all reasonably necessary and desirable actions in connection with the consummation of any Approved Sale, including the execution of such agreements and instruments and other actions reasonably necessary to (A) provide such representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale as are customary in transactions of a similar nature and (B) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

“Approved Sale” means a Sale of the Company (a) approved by any two of Banc of America Capital Investors SBIC I, L.P., Greenhill Capital Partners, L.P. (or an affiliate thereof as designated by the holders of a majority of the common stock held by it and its affiliates) or Brazos Equity Fund 2000, L.P. (collectively the “Sponsors”) and (b) pursuant to which any independent third party or affiliated group of independent third parties proposes to acquire, in one or more related transactions, (i) at least 80% of the common stock of the Company (whether by merger, consolidation, share exchange or other Transfer of the Company’s capital stock) or (ii) all or substantially all of the Company’s assets.

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8.	Repurchase Rights.

(a) For a period (the “Call Period”) of one hundred eighty (180) days immediately following the date on which your employment with the Company or any of its Subsidiaries is terminated, the Company shall have the right, but not the obligation, to purchase from you, and upon the exercise of such right by the Company, you shall be obligated to sell to the Company all of your vested Shares on the following terms:

(i) if Cause (as defined below) existed for your Termination or you resigned without Good Reason, the purchase price shall be equal to $0.01 per share (as adjusted for any stock split, stock dividend or equivalent transaction); or

(ii) in the event of any Termination for any reason other than as set forth in clause (i) above (including death or disability), the purchase price shall be the Fair Market Value of such Shares as of the date of your Termination.

For purposes of this Agreement, “Cause” shall be defined as that term is defined in your offer letter or other applicable employment agreement with the Company or its subsidiaries. If there is no such definition or you do not have an offer, employment or other contract with the Company or its subsidiaries which defines the term, Cause means your (i) conviction for, or plea of nolo contendere to, a felony or a crime involving moral turpitude, (ii) commission of an act, injurious to the Company, or of personal dishonesty or fraud in connection with your service for the Company as determined by the Board, (iii) commission of an act which the Board finds to have involved your willful misconduct or gross negligence in the conduct of your duties for the Company, (iv) habitual absenteeism, chronic alcoholism or any other form of addiction which adversely affects your ability to perform your duties and obligations for the Company or any of its subsidiaries, or (v) breach, after reasonable notice and opportunity to cure, of any material provision of any agreement with the Company or its subsidiaries to which you are a party or of any written employment or other policy of the Company or its subsidiaries.

For purposes of this Agreement, “Good Reason” shall be defined as that term is defined in your offer letter or other applicable employment agreement with the Company or its subsidiaries. If there is no such definition or you do not have an offer, employment or other contract with the Company or its subsidiaries, Good Reason means the occurrence of any of the following events: (i) a material diminution in your status, title, position or responsibilities or (ii) your principal place of work being relocated by a distance of 100 miles or more from the location at which you worked immediately prior to the date of this Agreement.

(b) The Company may exercise such right by delivering to you a written notice to such effect (the “Call Notice”) or, if applicable, to your personal or succession representative, as the case may be, prior to the expiration of the Call Period.

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(c) The closing for the repurchase of your Shares under this Paragraph 8 shall take place on such date as determined by the Board, but no later than sixty (60) business days after the delivery of the Call Notice. The closing of such repurchase shall take place at the principal place of business of the Company at 10:00 a.m., local time, or at such other place and time as the parties to such repurchase may mutually agree in writing. At the closing:

(i) you shall execute and deliver to the Company such documents, certificates and other papers as the Company may reasonably require to effect the transfer and conveyance by assignment of absolute title to the Company of your Shares free and clear of all liens (other than restrictions imposed pursuant to applicable federal and state securities laws, hereby and by the Investor Rights Agreement, to the extent such restrictions do not relate to any breach or default by you thereunder) of all Persons whomsoever and such party shall so represent and warrant;

(ii) the Company shall purchase your Shares and pay the applicable purchase price therefor; and

(iii) both you and the Company shall covenant to execute all such documents and take all such further action as may be necessary to effect the provisions of, and transactions described in and contemplated by, the applicable provisions of this Paragraph.

9.	By executing and returning the Beneficiary Designation Form attached as Exhibit C, you may designate a beneficiary to receive any Shares awarded hereunder in the event of your death while in service with the Company or its subsidiaries. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate.

10.	You acknowledge and agree that upon any Termination resulting in the forfeiture of any unvested Shares in accordance with Paragraph 3 and Exhibit B of this Agreement or otherwise in accordance with the Plan, (i) your right to receive dividends on, and all other rights, title or interest in, to or with respect to, unvested Shares shall automatically, without further act, terminate and (ii) the unvested Shares shall be returned to the Company. You hereby irrevocably appoint (which appointment is coupled with an interest) the Company as your agent and attorney-in-fact to take any necessary or appropriate action to cause the Shares to be returned to the Company, including without limitation executing and delivering stock powers and instruments of transfer, making endorsements and/or making, initiating or issuing instructions or entitlement orders, all in your name and on your behalf. You hereby ratify and approve all acts done by the Company as such attorney-in-fact. Without limiting the foregoing, you expressly acknowledge and agree that any transfer agent for the Shares is fully authorized and protected in relying on, and shall incur no liability in acting on, any documents, instruments, endorsements, instructions, orders or communications from the Company in connection with the Shares or the transfer thereof, and that any such transfer agent is a third party beneficiary of this Agreement.

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11.	The existence of this Award shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Company common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.	Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, fax or mail to such address and directed to such person(s) as the Committee may select from time to time and to you, at your address as shown on the records of the Company from time to time, or at such other address as you, by notice to the Committee, may designate in writing from time to time.

13.	Regardless of any action the Company, its subsidiaries or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that the Company and/or your employer (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Shares of Restricted Stock, including the grant and vesting of the Shares, the subsequent sale of Shares, and the receipt of any dividends and (ii) does not commit to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate your liability for Tax-Related Items.

In the event the Company determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Plan, you agree as a condition of the grant of the Shares of Restricted Stock to make arrangements satisfactory to the Company and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the vesting and delivery of the Shares. In addition, you authorize the Company and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to: (i) withholding Tax-Related Items from your wages, salary or other cash compensation the Company and/or your employer pays to you; (ii) withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any Shares; and (iii) at the time of vesting, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. The Company may refuse to deliver Shares if you fail to comply with any withholding obligation.

14.

Regardless of any action the Company, its subsidiaries or your employer takes with respect to the filing of any Elections to Include Value of Restricted Property in Gross Income in Year of Transfer pursuant to the provisions of Section 83(b) of the Internal Revenue Code and applicable Treasury Regulations (the “83(b) Elections”), you acknowledge that the ultimate liability for the filing of any 83(b) Elections is and remains your responsibility

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and that the Company and/or your employer makes no representations or undertakings regarding such filings in connection with any aspect of the grant of Shares of Restricted Stock. A form for making an 83(b) Election is attached as Exhibit D.

15.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and the Company regarding the Shares of Restricted Stock. Any prior agreements, commitments or negotiations concerning the Shares of Restricted Stock are superseded.

16.	This Agreement may be modified only by written agreement between you, your beneficiaries or other legal representatives, as applicable, and the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

REPUBLIC COMPANIES GROUP, INC.		SHAREHOLDER

By:		By:
Parker W. Rush
	President & Chief Executive Officer	Printed Name:_________________________________________

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Exhibit B

Republic Companies Group, Inc.

REPUBLIC STOCK PLAN

Vesting of Restricted Stock

(a) Vesting Schedule. Subject to the provisions of paragraph (b) below, the Shares of Restricted Stock shall be vested in five equal annual installments if you continue to perform services for the Company and its subsidiaries through each of the vesting dates as follows:

Vesting Date	Number of Shares of Restricted Stock that Become Vested and Earned
1st anniversary of Grant Date	one-fifth (1/5) of award
2nd anniversary of Grant Date	one-fifth (1/5) of award
3rd anniversary of Grant Date	one-fifth (1/5) of award
4th anniversary of Grant Date	one-fifth (1/5) of award
5th anniversary of Grant Date	one-fifth (1/5) of award

The Grant Date is specified on page 1 of your Senior Executive Restricted Stock Award Agreement.

(b) Termination Prior to Full Vesting. If your Termination occurs prior to any of the above vesting date(s), then all unvested Shares of Restricted Stock shall become vested or be forfeited depending on the reason for Termination as follows:

(i)	Death or Total Disability. Any unvested Shares of Restricted Stock shall become immediately vested as of the date of your Termination if your Termination is due to your death or Total Disability. “Total Disability” means a physical or mental condition which, five (5) months after its commencement, is determined by a physician selected by the Company to be a total and permanent condition which substantially prevents you from performing the services described of you in your offer letter or other applicable employment agreement with the Company or its subsidiaries. (Shares will be delivered as soon as administratively practicable following the later of the date of your Termination and the date on which the Company determines the Shares are transferable.)

(ii)

Temporary Disability. If your Termination is due to your Temporary Disability, then any unvested and/or nontransferable Shares of Restricted Stock shall be immediately forfeited as of the date of your Termination. “Temporary Disability” means a physical or mental condition which substantially prevents you from performing the services described of you in your offer letter or other applicable

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employment agreement with the Company or its subsidiaries, but which does not constitute a Total Disability.

(iii)	Termination by the Company. If your Termination is by the Company (regardless of whether or not there is Cause for such Termination), then any unvested and/or nontransferable Shares of Restricted Stock shall be immediately forfeited as of the date of your Termination.

(iv)	Resignation. If your Termination is by your resignation, then any unvested Shares of Restricted Stock shall be immediately forfeited as of the date of your Termination. (Shares that are vested but nontransferable will be delivered as soon as administratively practicable following the later of the date of your Termination and the date on which the Company determines the Shares are transferable.)

(c) Vesting After a Sale of the Company. Notwithstanding the foregoing provisions of this Agreement, the Shares of Restricted Stock shall become 100% vested and transferable upon a Sale of the Company if and only if the Sponsors receive cash payments (whether pursuant to dividends, sale proceeds or otherwise) sufficient to realize an Investor Return of at least 30%. For purposes of this paragraph, “Investor Return” as of the date of a Sale of the Company means the annual compounded pre-tax internal rate of return on the aggregate amount of funds invested by the Sponsors in debt and equity securities or instruments of the Company and its subsidiaries through the date of determination, assuming vesting and exercise of all options outstanding as of such date (after giving effect to different dates of investment, if any, and after giving effect to any dilution of such securities or instruments arising in connection with such Sale of the Company).

(d) Transferability of Shares. Regardless of whether the Shares of Restricted Stock have vested as otherwise provided in this Exhibit B, Shares are nontransferable until the later of the date they become 100% vested and the date the Company, in its sole discretion, determines that such Shares may be transferred and notifies you of such determination.

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Exhibit C

Republic Companies Group, Inc.

REPUBLIC STOCK PLAN

Beneficiary Designation Form

Please complete this form to designate a beneficiary or beneficiaries or change your current beneficiary designation for Shares of Restricted Stock awarded to you under the Republic Stock Plan (the “Plan”). Completed forms should be returned to [Name and Address].

*************************************************************************************

With respect to the Shares of Restricted Stock vested and transferable awarded to me under the Plan, I hereby designate the following person(s) or entity(ies) as my beneficiary(ies) to receive such Shares in the event of my death while in service with Republic Companies Group, Inc. or its subsidiaries.

If my beneficiary(ies) named below predeceases me, any such payment will be made to my estate.

Name and Address of Beneficiary(ies)	Social Security #	Relationship to Participant

I understand that I may change this designation at any time by executing a new form and delivering it to Michael E. Ditto, Corporate Secretary, or his successor in office. This designation supercedes any prior beneficiary designation made by me under the Plan with respect to Shares of Restricted Stock awarded to me under the Plan and will be effective on the date received by the Company as indicated below.

Date:
Participant’s Signature

Participant’s Printed Name

Received on this          day of                     , 20            .

By:

REPUBLIC STOCK PLAN

RESTRICTED STOCK AWARD AGREEMENT

GRANTED TO	GRANT DATE	NUMBER OF SHARES	FAIR MARKET VALUE PER SHARE	SOCIAL SECURITY NUMBER

This Restricted Stock Award Agreement, including all Exhibits hereto (the “Agreement”), is made between Republic Companies Group, Inc., a Delaware corporation (the “Company”), and you, an officer, director, consultant, insurance or other agent, or key employee of the Company or a subsidiary of the Company.

The Company sponsors the Republic Stock Plan (the “Plan”). A copy of the Plan is attached as Exhibit A. The terms and provisions of the Plan are incorporated herein by reference. When used herein, the terms defined in the Plan have the meanings given to them in the Plan; the word “or” means “and/or”; and the word “including” or its derivatives means “including without limitation.”

The Shares of Restricted Stock covered by this Agreement are being awarded to you subject to the following terms and provisions:

1.	Subject to the terms and conditions of the Plan and this Agreement, the Company awards to you the number of Shares of Restricted Stock shown above.

2.	You acknowledge having read and agree to be bound by all the terms and conditions of the Plan and this Agreement.

3.	The Shares of Restricted Stock covered by this Award become vested in the amounts and on the dates shown on the attached Exhibit B. The certificates for the Shares shall be held by the Company until the Shares are both 100% vested and the Company, in its sole discretion, decides that the Shares are transferable.

4.	You shall have the right to receive Board-declared dividends in cash on the Shares prior to their vesting.

5.

You agree that you shall comply with (or provide adequate assurance as to future compliance with) all applicable securities laws and income tax laws as determined by the Company, and, if requested by the Company, you shall execute a supplement for purposes of making you a party to the Investor Rights Agreement among RTXA, Inc. (now known as Republic Companies Group, Inc.) and other parties thereto dated May 9, 2003 (as amended, the “Investor Rights Agreement”), as conditions precedent to the release of any

Shares pursuant to this Agreement. In addition, you agree that, upon request, you will furnish a letter agreement providing that you will (i) not distribute or resell any of said Shares in violation of the Securities Act of 1933, as amended, (ii) indemnify and hold the Company harmless against all liability for any such violation and (iii) accept all liability for any such violation. You further agree that you will not distribute or resell any Shares granted to you under this Agreement until the Company, in its sole discretion, determines that such Shares may be transferred and notifies you of such determination. You further agree not to convert any of the Shares granted to you under this Agreement into shares of the Company’s Class A Voting Common Stock.

6.	Transfer Restrictions.

(a) You shall not sell, assign, convey, donate, transfer or otherwise dispose of, or contract to do any of the foregoing (collectively, “Transfer”), any Shares acquired under this Agreement without the prior written approval of the Company, except that you may Transfer all or any portion of your vested Shares to any of your spouse, your children, the spouse of your children, your grandchildren or your parent, or any trust created for the benefit of any of the foregoing (each a “Permitted Transferee”), if and only if, in each case (A) you retain exclusive control of, and continue to exercise, all voting and consent rights with respect to any such Shares Transferred to a Permitted Transferee pursuant to a proxy in form reasonably satisfactory to the Board of Directors of the Company, or as trustee of any trust to which such Shares are Transferred, (B) any trust to which such Shares are transferred does not require or permit distribution of such Shares during the term of the Investor Rights Agreement and (C) the Permitted Transferee agrees in writing to be bound by the provisions of the Investor Rights Agreement (if requested by the Company) and this Agreement; provided, that you shall (i) provide prior written notice to the Company of such proposed Transfer (ii) if requested by the Board, provide an opinion of counsel, in form and substance reasonably satisfactory to the Board, that such Transfer will not require registration of any such Company Securities under the Securities Act and (iii) cooperate with the Company (and the Company shall cooperate with such Stockholder) to make any Form A filings and other insurance regulatory filings as may be required in connection with such Transfer.

(b) Upon any Involuntary Transfer (as defined below) of any of your Shares, you (or your personal representative, if applicable) shall promptly, but in any event within thirty (30) days after such Involuntary Transfer, give written notice to the Company, with a copy to the Person to whom the Transfer was made (the “Involuntary Transferee”), stating that the Involuntary Transfer occurred, the reason therefor, the date of the Involuntary Transfer, the name and address of the Involuntary Transferee and the type and amount of Shares acquired by such Person. Upon receipt of such written notice by the Company, the Company shall have the option, for a period of 180 days after receipt of such notice, to purchase all, but not less than all, of the Shares subject to the Involuntary Transfer at a price equal to the Fair Market Value of such shares as of the date of the Involuntary Transfer.

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“Involuntary Transfer” means any sale, assignment, conveyance, donation, transfer or other disposition of, or contract to do any of the foregoing (collectively, “Transfer”), proceeding or action (other than a forfeiture in accordance with the vesting provisions hereof or a Transfer pursuant to Paragraphs 6(a), 7 or 8 of this Agreement) by or in which you shall be deprived or divested of any right, title or interest in or to your Shares, including any seizure under levy of attachment or execution, any Transfer in connection with a foreclosure upon a pledge, any Transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the Federal Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor-in-possession, trustee in bankruptcy or receiver or other officer or agency, any Transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, any Transfer pursuant to a separation agreement or divorce, equitable or community or marital property distribution, judicial decree or other court order relating to the division or partition of property between spouses or any Transfer, in case of your death, by will or by the laws of intestate succession to your executors, administrators, testamentary trustees, legatees or beneficiaries.

(c) If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void, and the Company shall refuse to record such purported Transfer and shall not recognize any purported transferee as a stockholder for any purpose.

7.	In connection with an Approved Sale (as defined below) of the Company, you shall (i) consent to, vote for and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale is arranged, (ii) waive any dissenters’ or appraisal rights and all other rights with respect to the Approved Sale under the Delaware General Corporation Law and (iii) agree to sell all of your vested Shares on the terms and conditions thereof. You shall take all reasonably necessary and desirable actions in connection with the consummation of any Approved Sale, including the execution of such agreements and instruments and other actions reasonably necessary to (A) provide such representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale as are customary in transactions of a similar nature and (B) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

“Approved Sale” means a Sale of the Company (a) approved by any two of Banc of America Capital Investors SBIC I, L.P., Greenhill Capital Partners, L.P. (or an affiliate thereof as designated by the holders of a majority of the common stock held by it and its affiliates) or Brazos Equity Fund 2000, L.P. (collectively the “Sponsors”) and (b) pursuant to which any independent third party or affiliated group of independent third parties proposes to acquire, in one or more related transactions, (i) at least 80% of the common stock of the Company (whether by merger, consolidation, share exchange or other Transfer of the Company’s capital stock) or (ii) all or substantially all of the Company’s assets.

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8.	Repurchase Rights.

(a) For a period (the “Call Period”) of one hundred eighty (180) days immediately following the date on which your employment with the Company or any of its Subsidiaries is terminated, the Company shall have the right, but not the obligation, to purchase from you, and upon the exercise of such right by the Company, you shall be obligated to sell to the Company all of your vested Shares on the following terms:

(i) if Cause (as defined below) existed for your Termination, the purchase price shall be equal to $0.01 per share (as adjusted for any stock split, stock dividend or equivalent transaction); or

(ii) in the event of any Termination for any reason other than as set forth in clause (i) above (including death or disability), the purchase price shall be the Fair Market Value of such Shares as of the date of your Termination.

For purposes of this Agreement, “Cause” shall be defined as that term is defined in your offer letter or other applicable employment agreement with the Company or its subsidiaries. If there is no such definition or you do not have an offer, employment or other contract with the Company or its subsidiaries which defines the term, Cause means your (i) conviction for, or plea of nolo contendere to, a felony or a crime involving moral turpitude, (ii) commission of an act, injurious to the Company, or of personal dishonesty or fraud in connection with your service for the Company as determined by the Board, (iii) commission of an act which the Board finds to have involved your willful misconduct or gross negligence in the conduct of your duties for the Company, (iv) habitual absenteeism, chronic alcoholism or any other form of addiction which adversely affects your ability to perform your duties and obligations for the Company or any of its subsidiaries, or (v) breach, after reasonable notice and opportunity to cure, of any material provision of any agreement with the Company or its subsidiaries to which you are a party or of any written employment or other policy of the Company or its subsidiaries.

(b) The Company may exercise such right by delivering to you a written notice to such effect (the “Call Notice”) or, if applicable, to your personal or succession representative, as the case may be, prior to the expiration of the Call Period.

(c) The closing for the repurchase of your Shares under this Paragraph 8 shall take place on such date as determined by the Board, but no later than sixty (60) business days after the delivery of the Call Notice. The closing of such repurchase shall take place at the principal place of business of the Company at 10:00 a.m., local time, or at such other place and time as the parties to such repurchase may mutually agree in writing. At the closing:

(i) you shall execute and deliver to the Company such documents, certificates and other papers as the Company may reasonably require to effect the

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transfer and conveyance by assignment of absolute title to the Company of your Shares free and clear of all liens (other than restrictions imposed pursuant to applicable federal and state securities laws, hereby and by the Investor Rights Agreement, to the extent such restrictions do not relate to any breach or default by you thereunder) of all Persons whomsoever and such party shall so represent and warrant;

(ii) the Company shall purchase your Shares and pay the applicable purchase price therefor; and

(iii) both you and the Company shall covenant to execute all such documents and take all such further action as may be necessary to effect the provisions of, and transactions described in and contemplated by, the applicable provisions of this Paragraph.

9.	By executing and returning the Beneficiary Designation Form attached as Exhibit C, you may designate a beneficiary to receive any Shares awarded hereunder in the event of your death while in service with the Company or its subsidiaries. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate.

10.	You acknowledge and agree that upon any Termination resulting in the forfeiture of any unvested Shares in accordance with Paragraph 3 and Exhibit B of this Agreement or otherwise in accordance with the Plan, (i) your right to receive dividends on, and all other rights, title or interest in, to or with respect to, unvested Shares shall automatically, without further act, terminate and (ii) the unvested Shares shall be returned to the Company. You hereby irrevocably appoint (which appointment is coupled with an interest) the Company as your agent and attorney-in-fact to take any necessary or appropriate action to cause the Shares to be returned to the Company, including without limitation executing and delivering stock powers and instruments of transfer, making endorsements and/or making, initiating or issuing instructions or entitlement orders, all in your name and on your behalf. You hereby ratify and approve all acts done by the Company as such attorney-in-fact. Without limiting the foregoing, you expressly acknowledge and agree that any transfer agent for the Shares is fully authorized and protected in relying on, and shall incur no liability in acting on, any documents, instruments, endorsements, instructions, orders or communications from the Company in connection with the Shares or the transfer thereof, and that any such transfer agent is a third party beneficiary of this Agreement.

11.	The existence of this Award shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Company common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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12.	Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, fax or mail to such address and directed to such person(s) as the Committee may select from time to time and to you, at your address as shown on the records of the Company from time to time, or at such other address as you, by notice to the Committee, may designate in writing from time to time.

13.	Regardless of any action the Company, its subsidiaries or your employer takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items owed by you is and remains your responsibility and that the Company and/or your employer (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of Shares of Restricted Stock, including the grant and vesting of the Shares, the subsequent sale of Shares, and the receipt of any dividends and (ii) does not commit to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate your liability for Tax-Related Items.

In the event the Company determines that it and/or your employer must withhold any Tax-Related Items as a result of your participation in the Plan, you agree as a condition of the grant of the Shares of Restricted Stock to make arrangements satisfactory to the Company and/or your employer to enable it to satisfy all withholding requirements, including, but not limited to, withholding any applicable Tax-Related Items from the vesting and delivery of the Shares. In addition, you authorize the Company and/or your employer to fulfill its withholding obligations by all legal means, including, but not limited to: (i) withholding Tax-Related Items from your wages, salary or other cash compensation the Company and/or your employer pays to you; (ii) withholding Tax-Related Items from the cash proceeds, if any, received upon sale of any Shares; and (iii) at the time of vesting, withholding Shares sufficient to meet minimum withholding obligations for Tax-Related Items. The Company may refuse to deliver Shares if you fail to comply with any withholding obligation.

14.	Regardless of any action the Company, its subsidiaries or your employer takes with respect to the filing of any Elections to Include Value of Restricted Property in Gross Income in Year of Transfer pursuant to the provisions of Section 83(b) of the Internal Revenue Code and applicable Treasury Regulations (the “83(b) Elections”), you acknowledge that the ultimate liability for the filing of any 83(b) Elections is and remains your responsibility, and that the Company and/or your employer makes no representations or undertakings regarding such filings in connection with any aspect of the grant of Shares of Restricted Stock. A form for making an 83(b) Election is attached as Exhibit D.

15.

In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you

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and the Company regarding the Shares of Restricted Stock. Any prior agreements, commitments or negotiations concerning the Shares of Restricted Stock are superseded.

16.	This Agreement may be modified only by written agreement between you, your beneficiaries or other legal representatives, as applicable, and the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

REPUBLIC COMPANIES GROUP, INC.		SHAREHOLDER

By:		By:
Parker W. Rush
	President & Chief Executive Officer	Printed Name: _____________________________________

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Exhibit B

Republic Companies Group, Inc.

REPUBLIC STOCK PLAN

Vesting of Restricted Stock

(a) Vesting Schedule. Subject to the provisions of paragraph (b) below, the Shares of Restricted Stock shall be vested in five equal annual installments if you continue to perform services for the Company and its subsidiaries through each of the vesting dates as follows:

Vesting Date	Number off Shares of Restricted Stock that Become Vested and Earned
1st anniversary of Grant Date	one-fifth (1/5) of award
2nd anniversary of Grant Date	one-fifth (1/5) of award
3rd anniversary of Grant Date	one-fifth (1/5) of award
4th anniversary of Grant Date	one-fifth (1/5) of award
5th anniversary of Grant Date	one-fifth (1/5) of award

The Grant Date is specified on page 1 of your Restricted Stock Award Agreement.

(b) Termination Prior to Full Vesting. If your Termination occurs prior to any of the above vesting date(s) for any reason, including death, disability, termination by the Company or your resignation, then all unvested Shares of Restricted Stock shall be immediately forfeited as of the date of your Termination. (Shares that are vested but nontransferable will be delivered as soon as administratively practicable following the later of the date of your Termination and the date on which the Company determines the Shares are transferable.)

(c) Vesting After a Sale of the Company. Notwithstanding the foregoing provisions of this Agreement, the Shares of Restricted Stock shall become 100% vested and transferable upon a Sale of the Company if and only if the Sponsors receive cash payments (whether pursuant to dividends, sale proceeds or otherwise) sufficient to realize an Investor Return of at least 30%. For purposes of this paragraph, “Investor Return” as of the date of a Sale of the Company means the annual compounded pre-tax internal rate of return on the aggregate amount of funds invested by the Sponsors in debt and equity securities or instruments of the Company and its subsidiaries through the date of determination, assuming vesting and exercise of all options outstanding as of such date (after giving effect to different dates of investment, if any, and after giving effect to any dilution of such securities or instruments arising in connection with such Sale of the Company).

(d) Transferability of Shares. Regardless of whether the Shares of Restricted Stock have vested as otherwise provided in this Exhibit B, Shares are nontransferable until the later of the date they become 100% vested and the date the Company, in its sole discretion, determines that such Shares may be transferred and notifies you of such determination.

Exhibit C

Republic Companies Group, Inc.

REPUBLIC STOCK PLAN

Beneficiary Designation Form

Please complete this form to designate a beneficiary or beneficiaries or change your current beneficiary designation for Shares of Restricted Stock awarded to you under the Republic Stock Plan (the “Plan”). Completed forms should be returned to [Name and Address].

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With respect to the Shares of Restricted Stock vested and transferable awarded to me under the Plan, I hereby designate the following person(s) or entity(ies) as my beneficiary(ies) to receive such Shares in the event of my death while in service with Republic Companies Group, Inc. or its subsidiaries.

If my beneficiary(ies) named below predeceases me, any such payment will be made to my estate.

Name and Address of Beneficiary(ies)	Social Security #	Relationship to Participant

I understand that I may change this designation at any time by executing a new form and delivering it to Michael E. Ditto, Corporate Secretary, or his predecessor in office. This designation supercedes any prior beneficiary designation made by me under the Plan with respect to Shares of Restricted Stock awarded to me under the Plan and will be effective on the date received by the Company as indicated below.

Date:
Participant’s Signature

Participant’s Printed Name

Received on this              day of                                 , 20            .

By: